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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                December 5, 2001

                                  VENTAS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                      1-10989                         61-1055020
 ------------                  -----------                     ------------
(State or other              (Commission File                   (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
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               (Address of principal executive offices)       (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.
        ------------

     On December 5, 2001, the Board of Directors of Ventas, Inc. ("Ventas" or the "Company") announced a fourth quarter dividend of $0.26 per share that is expected to be paid principally through a distribution of stock in its primary tenant, Kindred Healthcare, Inc. ("Kindred"), and partially in cash. The dividend is payable on January 7, 2002 to stockholders of record as of December 14, 2001. The number of shares of Kindred stock to be distributed will be based on the value of the Kindred stock after the close of business on December 31, 2001.

     The Company also announced that its wholly-owned subsidiary, Ventas Specialty I, LLC, has priced and received commitments to purchase $225 million principal amount of investment-grade commercial mortgage-backed securities collateralized by 40 multi-state skilled nursing facilities owned by the Company. Net proceeds from the refinancing, if consummated, will be used to pay down debt under the Company's Amended Credit Agreement. The CMBS refinancing transaction is expected to close in December 2001 and is subject to normal and customary closing conditions. There can be no assurance regarding the timing or completion of the CMBS transaction due to world events or other factors.

     Ventas also announced that it expects to provide guidance for 2002 Funds From Operation and 2002 dividend guidance before the end of 2001.

     A copy of a press release issued by the Company on December 5, 2001 is included as exhibit 99.1 to this filing and is incorporated herein by reference.

     Ventas is a real estate investment trust ("REIT") whose properties include 44 hospitals, 216 nursing centers and eight personal care facilities operating in 36 states. Ventas is headquartered at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642. Its website can be found at www.ventasreit.com.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations and statements that include words such as "if, " "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should", "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

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     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred and certain of its affiliates to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's wholly owned operating partnership, Ventas Realty, Limited Partnership ("Ventas Realty"), including without limitation the various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the corporate reorganization on May 1, 1998 (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations, (b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreement and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under such interest rate swap agreement, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty entered into connection with the Company's spin off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations including, without limitation, the Company's failure to qualify as a REIT due to its ownership of Kindred common stock, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's net taxable income for the tax year ending December 31, 2001, (q) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, and (r) the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of the Kindred common stock. Many of such factors are beyond the control of the Company and its management.

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Item 7. Financial Statements and Exhibits.
        ---------------------------------

             (a) Financial statements of businesses acquired.

                      Not applicable.

             (b) Pro forma financial information.

                      Not applicable.

             (c)  Exhibits:

                      99.1  Press Release dated December 5, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         VENTAS, INC.
                                         (Registrant)

Date: December 10, 2001



                                         By:  /s/ T. Richard Riney
                                              ----------------------------------
                                              Name:   T. Richard Riney
                                              Title:  Executive Vice President
                                                      and General Counsel

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                                  EXHIBIT INDEX

               Exhibit                     Description
               -------                     -----------

               99.1           Press Release dated December 5, 2001.